                                                                   EXHIBIT 10.45

                           RECLASSIFICATION AGREEMENT
                           --------------------------


     THIS RECLASSIFICATION AGREEMENT (this "Agreement") is made and entered into this 17th day of July 1996, by and among Coinmach Laundry Corporation (formerly known as SAS Acquisitions Inc.), a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR"), President and Fellows of Harvard College ("Harvard"), MCS Capital, Inc. ("MCS Capital"), Heller Financial, Inc. ("Heller"), Mitchell Blatt ("Blatt"), Robert M. Doyle ("Doyle"), Michael Stanky ("Stanky"), James N. Chapman ("Chapman"), Michael E. Marrus ("Marrus"), Charles Prato ("Prato"), David Tulkop ("Tulkop"), Russell Harrison ("Harrison"), S. A. Spencer ("Spencer"), Jackson National Life Insurance Company ("JNL" and, together with all of the foregoing parties other than the Company, the "Shareholders").


                                    RECITALS

     WHEREAS, (i) GTCR owns 72,153 shares of the Company's Class A Common Stock, par value $.01 per share (the "Existing Class A Common Stock) and 125,532.4476 shares of the Company's Class F Common Stock, par value $.01 per share (the "Class F Common Stock"); (ii) Harvard owns 2,405 shares of Existing Class A Common Stock and 4,184.0687 shares of Class F Common Stock; (iii) MCS Capital owns 1,479 shares of Existing Class A Common Stock, 5,415 shares of the Company's Class B Common Stock, par value $.01 per share (the "Existing Class B Common Stock"), 1,201.9027 shares of Class F Common Stock and 10,386.6 shares of the Company's Class G Common Stock, par value $.01 per share (the "Class G Common Stock"); (iv) Heller owns 6,621.4575 shares of the Company's Class C Common Stock, par value $.01 per share (the "Class C Common Stock") and 3,806 shares of the Company's Class E Common Stock, par value $.01 per share (the "Class E Common Stock"); (v) Blatt owns 398 shares of Existing Class A Common Stock, 5,415 of Existing Class B Common Stock, 692.44 of Class F Common Stock and 10,386.6 of Class G Common Stock; (vi) Doyle owns 2,599 shares of Existing Class B Common Stock, 1,731.1 shares of Class G Common Stock and 316.2720 shares of Class F Common Stock; (vii) Stanky owns 425 shares of Existing Class A Common Stock and 1,500 shares of Existing Class B Common Stock; (viii) Chapman owns 300 shares of Existing Class A Common Stock and 519.33 shares of Class F Common Stock; (ix) Marrus owns 228 shares of Existing Class A Common Stock and 399.8841 shares of Class F Common Stock; (x) Prato owns 1,298.325 shares of Class G Common Stock; (xi) Tulkop owns 865.55 shares of Class G Common Stock; (xii) Harrison owns 432.775 shares of Class G Common Stock; (xiii) Spencer owns 1,054.2399 shares of Class F Common Stock; (xiv) JNL owns 6,621.4575 shares of Class C Common Stock and 3,806 shares of Class E Common Stock;

Reclassfication Agreement
Page 2

     WHEREAS, the Company has recently filed a registration statement with the Securities and Exchange Commission with respect to an underwritten public offering for its Class A Common Stock, par value $.01 per share ("Class A Common Stock");

     WHEREAS, the managing underwriters of the Initial Public Offering have advised the Company that the success of the Initial Public Offering is contingent upon certain factors including (i) the reclassification of all of the Common Securities and (ii) the relinquishment of certain rights of the Shareholders relating thereto;

     WHEREAS, in connection with the Initial Public Offering, the parties hereto desire to amend, convert and/or terminate certain of the securities and/or contractual rights among them and desire to enter into this Agreement to evidence the same;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending legally to be bound hereby, agree as follows:


                                   SECTION 1

                           Reclassification of Shares
                           --------------------------

     1.1  Reclassification of Common Securities.  Subject to the terms and
          -------------------------------------
conditions hereof and effective at the Effective Time, all of the issued and outstanding shares of capital stock of the Company shall be reclassified, without any action on the part of the holders thereof (the "Reclassification"), in the following manner: (a) Existing Class A Common Stock, Existing Class B Common Stock, Class D Common Stock, Class F Common Stock and Class G Common Stock shall be reclassified on a share-for-share basis into an equivalent aggregate number of shares of Class A Common Stock, having the preferences, limitations, designations and relative rights set forth in the Third Restated Certificate (as defined in Section 3.1 hereof); (b) Class C Common Stock and Class E Common Stock shall be reclassified on a share-for-share basis into an equivalent aggregate number of shares of Class B Common Stock, par value $.01 per share of the Company (the "Class B Common Stock"), having the preferences, limitations, designations and relative rights set forth in the Third Restated Certificate; and (c) Existing Class A Common Stock, Class E Common Stock and Class F Common Stock (collectively, the "Preference Shares") shall be reclassfied, such that, in addition to the issuance of Class A Common Stock and Class B Common Stock described in clauses (a) and (b) above, the holders of such Preference Shares shall also receive, in the manner and

Reclassfication Agreement
Page 3


in the share amounts set forth in Section 1.3 hereof, shares of Class A Common Stock (the "Additional Common Stock") shares of the Company's non-participating, non-voting Series A Preferred Stock, par value $.01 per share (the "Preferred Stock", and, together with the Additional Common Stock, the "Additional Shares") equal to the sum of (i) the Unpaid Yield (as defined in the Amended and Restated Certificate of Incorporation of the Company) on the Preference Shares from the date of issuance thereof through and including the date on which the Preferred Stock is issued in exchange for the Preference Shares (the "Preferred Stock Issuance Date"), and (ii) $17,339,062, the aggregate Unreturned Preferred Amount (as defined in the Amended and Restated Certificate of Incorporation of the Company) in respect of the Preference Shares (collectively, the "Preferred Yield").

     1.2  Stock Split.  Immediately following the Reclassification, the Company
          -----------
shall effect a 23.04729-for-1 stock split (the "Stock Split") in respect of the Class A Common Stock (other than the shares of Additional Common Stock issued pursuant to Sections 1.1(c) and 1.3) and the Class B Common Stock, whereby Shareholders of Class A Common Stock and Class B Common Stock will hold shares of Class A Common Stock (other than the shares of Additional Common Stock issued pursuant to Sections 1.1(c) and 1.3) and Class B Common Stock in an amount determined by multiplying the number of shares of Class A Common Stock (other than the shares of Additional Common Stock issued pursuant to Sections 1.1(c) and 1.3) and/or Class B Common Stock held by each such Shareholder by 23.04729 (the "Conversion Ratio"). After giving effect to the Stock Split (but prior to giving effect to the issuance of the Additional Shares), there shall be an aggregate of 5,792,211 shares of Class A Common Stock and an aggregate of 480,648 shares of Class B Common Stock issued and outstanding, all of which shall be held in the amounts and by the Shareholders listed below:

                               [TABLE TO FOLLOW]

Reclassfication Agreement
Page 4




               SHARES OF CLASS A  SHARES OF CLASS B
 SHAREHOLDER     COMMON STOCK       COMMON STOCK
===================================================
GTCR                   4,556,114                  0

MCS Capital              425,972                  0

Blatt                    389,316                  0

Spencer                   24,297                  0

Heller                         0            240,324

JNL                            0            240,324

Harvard                  151,860                  0

Doyle                    107,086                  0

Stanky                    44,366                  0

Chapman                   18,883                  0

Prato                     29,923                  0

Marrus                    14,471                  0

Tulkop                    19,949                  0

Harrison                   9,974                  0

  TOTAL:               5,792,211            480,648
===================================================


     1.3  Unpaid Yield and Unreturned Preferred Amount.  As part of the
          --------------------------------------------
Reclassification described in Section 1.1 above and subject to the terms and conditions of this Agreement, holders of Preference Shares shall receive Additional Shares representing the Preferred Yield. The portion of the Additional Shares consisting of the Preferred Stock and the portion of the Additional Shares consisting of the Additional Common Stock shall, in each case, be issued to holders of Preference Shares on the Preferred Stock Issuance Date as follows: (a) an aggregate of 1,000 shares of Preferred Stock shall be issued to GTCR, Harvard, Heller, JNL, Spencer, Chapman and Marrus in the following respective amounts: 924.5, 30.8, 16.4, 16.4, 5.2, 3.8 and 2.9, and (b) Shares of
Additional Common Stock comprising a portion of the Additional Shares shall be issued to MLS Capital, Blatt, Stanky and Doyle in an amount determined by dividing (x) the aggregate Preferred Yield of such person's Preference Shares to be reclassified by (y) the initial public offering price of the Class A Common Stock in the Initial Public Offering (fractions shall be rounded to the nearest whole number.

Reclassfication Agreement
Page 5


                                   SECTION 2

                     Closing; Mechanics of Reclassification
                     --------------------------------------

     2.1  Closing of Reclassification.  The closing of the Reclassification (the
          ---------------------------
"Closing") shall take place at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York at 10:00 A.M., New York City time, on July 23, 1996.

     2.2  No Fractional Shares.  No fractional share of Class A Common Stock,
          --------------------
Class B Common Stock or Preferred Stock shall be issued in the Reclassification. All shares of Common Securities shall be reclassified in the manner and in the amounts set forth in Sections 1.1 and 1.2 of this Agreement.

     2.3  Cancellation of Shares.  At the Effective Time (upon effectiveness of
          ----------------------
the Reclassification and the Stock Split), all shares of capital stock of the Company evidencing the Common Securities shall be cancelled, retired and deemed to be no longer outstanding, and no payment of any kind, except as otherwise set forth in this Agreement, shall be made with respect thereto and all rights of the holders of such shares as shareholders of the Company shall cease.

Reclassfication Agreement
Page 6


     2.4  Status of Treasury Shares.  At the Effective Time (upon effectiveness
          -------------------------
of the Reclassification and the Stock Split), each share of capital stock of the Company, if any, held in treasury immediately prior to the Effective Time shall be cancelled and retired and no payment shall be made with respect thereto.

     2.5  Deliveries at the Closing.  At the Closing, the Company will deliver
          -------------------------
stock certificates evidencing the shares of Class A Common Stock (including the Additional Common Stock), Class B Common Stock and Preferred Stock to be exchanged against the delivery by the Shareholders of certificates evidencing the shares of Common Securities held by such Shareholders, which shares shall be cancelled immediately thereafter. Delivery by the Shareholders at the Closing (or any time thereafter) of stock certificates representing the Common Securities shall not be a condition precedent to the effectiveness of the Reclassification or the Stock Split; provided, however, that no certificate or
                                     --------  -------
certificates representing shares of Class A Common Stock (including the Additional Common Stock), Class B Common Stock or Preferred Stock shall be delivered to any Shareholder by the Company without such Shareholder first having tendered to the Company, as required by the terms and conditions of this Agreement, any and all certificates held by such Shareholder representing shares (or fractional interests therein) of Common Securities or a written affidavit executed by such Shareholder, in form and substance acceptable to the Company, attesting to the loss, destruction or mutilation of such certificate or certificates.

          (a) Deliveries by the Company.  At the Closing, the Company will
              -------------------------
deliver or cause to be delivered to each Shareholder:

               (A) one or more certificates for shares of Class A Common Stock in the share amount(s) set forth in this Section 2.5;

               (B) one or more certificates for shares of Class B Common Stock in the share amount(s) set forth in this Section 2.5; and

               (C) one or more certificates for shares of Preferred Stock in the share amount(s) set forth in this Section 2.5.

          (b) Deliveries by GTCR.  At the Closing, GTCR will deliver or cause to
              ------------------
be delivered to the Company, in exchange for an aggregate of 4,556,114 shares of Class A Common Stock and 924.5 shares of Preferred Stock, stock certificates representing (i) 72,153 shares of Existing Class A Common Stock and (ii) 125,532.4476 shares of Class F Common Stock.

Reclassfication Agreement
Page 7


          (c) Deliveries by Harvard.  At the Closing, Harvard will deliver or
              ---------------------
cause to be delivered to the Company, in exchange for an aggregate of 151,860 shares of Class A Common Stock and 30.8 shares of Preferred Stock, stock certificates representing (i) 2,405 shares of Existing Class A Common Stock and
(ii) 4,184.0687 shares of Class F Common Stock.

          (d) Deliveries by MCS Capital.  At the Closing, MCS Capital will
              -------------------------
deliver or cause to be delivered to the Company, in exchange for an aggregate of 425,972 shares of Class A Common Stock and such additional shares of Class A Common Stock equal to MCS Capital's portion of Additional Common Stock comprising a portion of the Additional Shares, stock certificates representing
(i) 1,479 shares of Existing Class A Common Stock, (ii) 5,415 shares of Existing Class B Common Stock, (iii) 1,201.9027 shares of Class F Common Stock, and (iv) 10,386.6 shares of Class G Common Stock.

          (e) Deliveries by Heller.  At the Closing, Heller will deliver or
              --------------------
cause to be delivered to the Company, in exchange for an aggregate of 240,324 shares of Class B Common Stock and 16.4 shares of Preferred Stock, stock certificates representing (i) 6,621.4575 shares of Class C Common Stock, and
(ii) 3,806 shares of Class E Common Stock.

          (f) Deliveries by JNL.  At the Closing, JNL will deliver or cause to
              -----------------
be delivered to the Company, in exchange for an aggregate of 240,324 shares of Class B Common Stock and 16.4 shares of Preferred Stock, stock certificates representing (i) 6,621.4575 shares of Class C Common Stock, and (ii) 3,806 shares of Class E Common Stock.

          (g) Deliveries by Blatt.  At the Closing, Blatt will deliver or cause
              -------------------
to be delivered to the Company, in exchange for an aggregate of 389,316 shares of Class A Common Stock and such additional shares of Class A Common Stock equal to Blatt's portion of the Additional Common Stock comprising a portion of the Additional Shares, stock certificates representing (i) 398 shares of Existing Class A Common Stock, (ii) 5,415 shares of Existing Class B Common Stock, (iii)
692.44 shares of Class F Common Stock, and (vi) 10,386.6 shares of Class G Common Stock.

          (h) Deliveries by Doyle.  At the Closing, Doyle will deliver or cause
              -------------------
to be delivered to the Company, in exchange for an aggregate of 107,086 shares of Class A Common Stock and such additional shares of Class A Common Stock equal to Doyle's portion of the Additional Common Stock comprising a portion of the Additional Shares, stock certificates representing (i) 2,599 shares of Existing Class B Common Stock, (ii) 1,731.1 shares of Class G Common Stock, and (iii)
316.2720 shares of Class F Common Stock.

          (i) Deliveries by Spencer.  At the Closing, Spencer will deliver or
              ---------------------
cause to be delivered to the Company, in exchange for an aggregate of 24,297 shares of Class A Common Stock and 5.2 shares of Preferred Stock, a stock certificate representing 1,054.2399 shares of Class F Common Stock.

Reclassfication Agreement
Page 8


          (j) Deliveries by Stanky.  At the Closing, Stanky will deliver or
              --------------------
cause to be delivered to the Company, in exchange for an aggregate of 44,366 shares of Class A Common Stock and such additional shares of Class A Common Stock equal to Stanky's portion of the Additional Common Stock comprising a portion of the Additional Shares, stock certificates representing (i) 425 shares of Existing Class A Common Stock, and (ii) 1,500 shares of Existing Class B Common Stock.

          (k) Deliveries by Chapman.  At the Closing, Chapman will deliver or
              ---------------------
cause to be delivered to the Company, in exchange for an aggregate of 18,883 shares of Class A Common Stock and 3.8 shares of Preferred Stock, stock certificates representing (i) 300 shares of Existing Class A Common Stock, and
(ii) 519.33 shares of Class F Common Stock.

          (l) Deliveries by Marrus.  At the Closing, Marrus will deliver or
              --------------------
cause to be delivered to the Company, in exchange for an aggregate of 14,471 shares of Class A Common Stock and 2.9 shares of Preferred Stock, stock certificates representing (i) 228 shares of Existing Class A Common Stock, and
(ii) 399.8841 shares of Class F Common Stock.

          (m) Deliveries by Prato.  At the Closing, Prato will deliver or cause
              -------------------
to be delivered to the Company, in exchange for an aggregate of 29,923 shares of Class A Common Stock, stock certificates representing 1,298.325 shares of Existing Class G Common Stock.

          (n) Deliveries by Tulkop.  At the Closing, Tulkop will deliver or
              --------------------
cause to be delivered to the Company, in exchange for an aggregate of 19,949 shares of Class A Common Stock, stock certificates representing 865.55 shares of Class G Common Stock.

          (o) Deliveries by Harrison.  At the Closing, Harrison will deliver or
              ----------------------
cause to be delivered to the Company, in exchange for an aggregate of 9,974 shares of Class A Common Stock, stock certificates representing 432.775 shares of Class G Common Stock.


                                   SECTION 3

               Amended and Restated Certificate of Incorporation
               -------------------------------------------------

     3.1  Third Restated Certificate.  The Company shall authorize the
          --------------------------
amendment and restatement of the Company's Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the "Third Restated Certificate"). Each of the Shareholders hereby approves such amendment and restatement pursuant to Section 242 of the General Corporation Law of the State of Delaware and expressly consents to the execution and

Reclassfication Agreement
Page 9


filing thereof by the Company, at or prior to the Effective Time, with the Secretary of State of the State of Delaware.

     3.1  Authorization of Capital Stock.  The Company shall authorize, subject
          ------------------------------
to the terms and conditions of this Agreement, (a) 15,000,000 shares of Class A Common Stock, (b) 1,000,000 shares of Class B Common Stock, and (c) 1,000,000 shares of Preferred Stock.


                                 SECTION 4


                Representations and Warranties of the Company
                ---------------------------------------------

         The Company hereby represents to each of the Shareholders that as of the date hereof and on the Preferred Stock Issuance Date:

         (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Class A Common Stock, the Class B Common Stock and the Preferred Stock contemplated hereby;

         (b) upon the consummation of the transactions contemplated hereby, the authorized capital stock of the Company will consist of:
(i) 15,000,000 shares of Class A Common Stock, of which 5,792,211 shares, plus the number of shares of Additional Common Stock issued hereunder, will be issued and outstanding (not including up to an additional 4,600,000 shares of Class A Common Stock to be issued in the Initial Public Offering); (ii) 1,000,000 shares of Class B Common Stock, of which 480,648 shares will be issued and outstanding; and
(iii) 1,000,000 shares of Preferred Stock, of which 1,000 shares will be issued and outstanding on the Preferred Stock Issuance Date;

         (c) the shares of Class A Common Stock, Class B Common Stock and Preferred Stock issued pursuant to the terms of this Agreement shall be duly authorized, fully paid, validly issued and non-assessable; and

         (d) the Company's execution, delivery and performance of this Agreement, the filing of the Certificate of Designations and the amendment of the Company's articles of incorporation by filing the Third Restated Certificate have each been duly authorized by all necessary corporate and shareholder action, and each of this Agreement, the Third Restated Certificate and the Certificate of Designations constitutes a valid and binding obligation of the Company which is enforceable in accordance with its terms, except to the extent that such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally or (ii) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, and the authorization, execution, delivery and fulfillment of and compliance with the terms of each of this Agreement, the Third Restated Certificate and the Certificate of Designations, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any of its subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Certificate of Designations or the Third Restated Certificate or bylaws of the Company or any of its subsidiaries, or any law, statute, rule or regulation to which the Company or any of its subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its subsidiaries is subject.


                                   SECTION 5

                                  Definitions
                                  -----------

     5.1  Definitions.  For purposes of this Agreement, the following terms
          -----------
shall have the meanings set forth below:

          "Certificate of Designations" shall mean that certain Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Coinmach Laundry Corporation relating to the Preferred Stock and filed by the Company with the Secretary of State of the State of Delaware at or prior to the Effective Time.

          "Common Securities" shall mean, collectively, the Existing Class A Common Stock, Existing Class B Common Stock, Class C Common Stock, the Company's Class D Common Stock, par value $.01 per share (the "Class D Common Stock"), Class E Common Stock, Class F Common Stock, and Class G Common Stock.

          "Effective Time" shall mean 10:00 A.M., New York City time on July 18, 1996.

          "Initial Public Offering" means the Company's underwritten public offering of approximately 4,120,000 shares of Class A Common Stock (excluding up to 618,000 shares issuable upon exercise by the underwriters of an over-allotment option) to be effected pursuant to a registration statement on Form S-1 filed with, and declared effective by, the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended.

Reclassfication Agreement
Page 10


                                   SECTION 6

                                 Miscellaneous
                                 -------------

          6.1  Termination.  This Agreement may be terminated (a) at any time by
               -----------
the mutual consent of the parties to this Agreement; or (b) by either the Company or any Shareholder if (i) the Effective Time has not occurred prior to October 1, 1996, and (ii) the party electing to terminate this Agreement is not in default of any of the provisions of this Agreement. In the event of termination of this Agreement, each party (and each of their respective agents, directors or officers, where appropriate) shall have no liability or further obligation to any other party to this Agreement, except that nothing herein will relieve any party from liability for any willful breach of this Agreement.

          6.2  Remedies.  Any party having any rights under any provision of
               --------
this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights or remedies available at law or in equity.

          6.3  Amendment and Waiver.  The parties to this Agreement may, by
               --------------------
mutual consent, amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing at any time. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or a Shareholder, unless such modification, amendment or waiver is approved in writing by such party. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement, in each case in accordance with its terms.

          6.4  Additional Documents.  Each party to this Agreement shall
               --------------------
cooperate, shall take such further action and shall execute and deliver such further documents, certificates and instruments as may be reasonably requested by any other party to this Agreement in order to carry out the provisions and purposes of this Agreement.

          6.5  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

          6.6  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be

Reclassfication Agreement
Page 11


effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          6.7  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, any of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement.

          6.8  Governing Law.  THE DELAWARE GENERAL CORPORATION LAW WILL GOVERN
               -------------
ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS SHAREHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO WILL BE GOVERNED BY THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF NEW YORK.


                          [SIGNATURE PAGES TO FOLLOW]

Reclassfication Agreement
Page 12


      IN WITNESS WHEREOF, the undersigned have executed this Agreement effective upon the date set forth above.


                                 COINMACH LAUNDRY CORPORATION


                                 By:  /s/ ROBERT M. DOYLE
                                      --------------------------
                                 Name:    Robert M. Doyle
                                 Title:   Senior Vice President



                              GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

                              By:   GTCR IV, L.P.,
                                    its General Partner

                              By:   GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                                    its General Partner


                              By:   /s/ BRUCE V. RAUNER
                                    --------------------------
                                    Name:   Bruce V. Rauner
                                    Title:



                              MCS CAPITAL, INC.


                              By: /s/ STEPHEN R. KERRIGAN
                                 --------------------------
                                 Stephen R. Kerrigan
                                 President



                              PRESIDENT AND FELLOWS OF HARVARD
                              COLLEGE

                              By: Harvard Management
                                  Company, Inc.


                              By: /s/ TIMOTHY S. PETERSON
                                 ---------------------------
                                 Name:   Timothy S. Peterson
                                 Title:  Authorized Signatory


                              By: /s/ JACK R. MEYER
                                 ---------------------------
                                 Name:   Jack R. Meyer
                                 Title:  Authorized Signatory

Reclassfication Agreement
Page 13



                              HELLER FINANCIAL, INC.


                              By:   /s/ ELLEN T. COOK
                                    --------------------------------
                                    Name:   Ellen T. Cook
                                    Title:  Assistant Vice President



                              JACKSON NATIONAL LIFE INSURANCE
                              COMPANY
                              as Agent

                              By:  PPM America, Inc.


                              By:   /s/ WILLIAM T. CONSIDINE
                                    ----------------------------
                                    Name:   William T. Considine
                                    Title:  Vice President



                              /s/ MITCHELL BLATT
                              -----------------------------
                              Mitchell Blatt


                              /s/ ROBERT M. DOYLE
                              -----------------------------
                              Robert M. Doyle


                              /s/ MICHAEL STANKY
                              -----------------------------
                              Michael Stanky


                              /s/ CHARLES PRATO
                              -----------------------------
                              Charles Prato


                              /s/ JAMES N. CHAPMAN
                              -----------------------------
                              James N. Chapman


                              /s/ MICHAEL MARRUS
                              -----------------------------
                              Michael Marrus

Reclassfication Agreement
Page 14


                              /s/ DAVID TULKOP
                              -----------------------------
                              David Tulkop


                              /s/ RUSSELL HARRISON
                              -----------------------------
                              Russell Harrison